                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report - April 22, 2003
                      (Date of earliest event reported)

                             PREMIER BANCORP, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)



          PENNSYLVANIA                 1-15513                23-2921058
          ------------               ------------           ---------------
  (State or other Jurisdiction  (Commission File No.)        (IRS Employer
       of Incorporation)                                Identification Number)


   379 NORTH MAIN STREET, DOYLESTOWN, PA               19801
   --------------------------------------            ---------
  (Address of principal executive offices)           (Zip Code)



                                 (215) 345-5100
               --------------------------------------------------
               (Registrant's telephone number including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 7. Financial Statement, Pro Forma Financial Information And Exhibits.

      (c)   Exhibits.

            Exhibit Number
            --------------
                  99.1        Press Release, dated April 22, 2003, issued by
                              Premier Bancorp, Inc.

Item 12.    Results of Operations and Financial Condition.

                  On April 22, 2003, Premier Bancorp, Inc. announced it
            results of operations for the quarter ended March 31, 2003. A copy of the related press release is being furnished as Exhibit
            99.1 to this Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PREMIER BANCORP, INC.
                                           (Registrant)


Dated: April 22, 2003                     /s/ John C. Soffronoff
                                          ----------------------
                                          John C. Soffronoff, President and
                                          Chief Executive Officer

                                  EXHIBIT INDEX

                                                                     PAGE NO. IN
                                                                      MANUALLY
                                                                        SIGNED
EXHIBIT NO.                                                           ORIGINAL
-----------                                                           --------
99.1             Press Release, dated April 22, 2003.                     5